TCW ETF TRUST

(the “Trust”)

TCW Compounders ETF (“GRW”)

TCW Transform Systems ETF (“NETZ”)

TCW Transform Supply Chain ETF (“SUPP”)

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated October 1, 2024

to the Statement of Additional Information (“SAI”)

of each Fund1

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective as of the date hereof, the following changes are made to the SAI of each Fund.

The following text is added immediately after the second paragraph on page 27 of each Fund’s SAI:

Initial Public Offerings

Compounders ETF, Transform Systems ETF and Transform Supply Chain ETF may each purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public, typically to raise additional capital. Shares are given a market value reflecting expectations for the company’s future growth. The market for these securities may be more volatile and entail greater risk of loss than investments in larger companies due to the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history.

The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of such Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. A Fund cannot guarantee continued access to IPOs.

Shareholders of each Fund should retain this Supplement for future reference.

1 GRW’s SAI is dated May 3, 2024, as supplemented on May 17, 2024, June 13, 2024, June 22, 2024, August 23, 2024 and September 12, 2024. The SAI of each of NETZ and SUPP is dated March 1, 2024, as supplemented on March 12, 2024, March 13, 2024, May 3, 2024, May 17, 2024, June 13, 2024, June 22, 2024 and September 6, 2024. Each Fund is a series of the Trust.

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